UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2012

PPOL, INC.
(Exact name of registrant as specified in its charter)

CALIFORNIA	000-50065	95-4436774
State or other jurisdiction	(Commission	(I.R.S. Employer
of organization)	File Number)	Identification Number)

3070 Bristol St., Suite 440, Costa Mesa, CA 92626
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (714) 937-3211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On February 1, 2012, the Trustee of the PPOL Liquidating Trust (“Liquidating Trust”) notified the Company that the remaining funds for liquidating distributions payable to Company shareholders escheated to the State of California and that the Liquidating Trust was terminated pursuant to the terms of the PPOL Liquidating Trust Agreement dated as of December 16, 2009.

The Trustee reported that the California State Controllers Office, State of California (“State Controller”) has confirmed that the Unclaimed Property Remit Report of PPOL, Inc. (“Company”) was successfully filed and accepted, and the funds remitted therewith were received and reconciled on April 19, 2011 pursuant to California’s Unclaimed Property Law (California Code of Civil Procedure, Section 1500 et seq.). Any shareholder of the Company who has not received payment of liquidating distributions may submit a Claim Form to the State Controller’s Office with the required supporting documents at the following address:

State Controller’s Office
P.O. Box 942850
Sacramento, CA 94250-5873
Telephone (800) 992-4647
Website: www.sco.ca.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, undersigned hereunto duly authorized.

PPOL, INC.

By: /s/ Masao Yamamoto
Masao Yamamoto
CEO, CFO and Corporate Secretary

Dated:  February 1, 2012